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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                     ACT OF 1934


                   Date of Report (Date of earliest event reported)


                                    April 15, 1998


                                     GENUS, INC.
                                     -----------
                (Exact name of registrant as specified in its charter)


                                      CALIFORNIA
                                      ----------
            (State or other jurisdiction of incorporation or organization)


                  0-17139                               94-2790804
                  -------                               ----------
         Commission File Number          (I.R.S. Employer Identification Number)


                                 1139 KARLSTAD DRIVE
                                 SUNNYVALE, CA 94089
                                 -------------------
                       (Address of principal executive offices)


                                    (408) 747-7120
                                    --------------
                 (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On April 15, 1998, Genus, Inc., a California corporation (the "Registrant"), signed a definitive agreement to sell to Varian Associates, Inc., a Delaware corporation , ("Varian"), substantially all of the assets of the Registrant's ion implantations systems business (the "Business"), and to grant to Varian a royalty free, nonexclusive, irrevocable, worldwide, perpetual license covering the Registrant's intellectual property related to the Business, excluding any such intellectual property primarily used in the conduct of the Registrant's chemical vapor and thin film deposition systems business.

     The agreement anticipates a purchase price of $25 million in cash, subject to adjustment under certain circumstances. The transaction requires approval of the shareholders of the Registrant and satisfaction of certain other conditions prior to closing.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   EXHIBITS  (in accordance with Item 601 of Regulation S-K)

           2.1 Asset Purchase Agreement, dated April 15, 1998, by and between Varian Associates, Inc. and Registrant and exhibits thereto.

                    Certain exhibits and schedules to the Asset Purchase Agreement are listed on page (iv) thereto and the Registrant agrees to furnish them supplementally to the Securities and Exchange Commission upon request; provided, however, that the Registrant reserves the right to seek confidential treatment for those exhibits and schedules which it deems confidential.

           99.1     Press Release dated April 16, 1998


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                                  GENUS, INC.

Date:  April 24, 1998                       /s/ Mary F. Bobel
                                          --------------------------------------
                                                  Mary F. Bobel
                                                  Executive Vice President and
                                                  Chief Financial Officer







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                                  INDEX TO EXHIBITS


   EXHIBIT
   NUMBER                             EXHIBIT NAME
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     2.1       Asset Purchase Agreement, dated April 15, 1998, by and between
               Varian Associates, Inc. and Registrant and exhibits thereto.

    99.1       Press Release dated April 16, 1998.











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